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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1

         AMENDMENT NO. 1 (this "Amendment"), dated as of October 15, 2004, to the Second Amended and Restated Credit Agreement dated as of August 9, 2004 (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among Oneida Ltd., as borrower (the "Borrower"), the financial institutions from time to time party thereto (collectively, the "Lenders") and JPMorgan Chase Bank ("JPMorgan Chase"), as administrative agent (the "Administrative Agent") and collateral agent (the "Collateral Agent") for the Lenders.

                             INTRODUCTORY STATEMENT

             A. All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

             B. The Borrower has requested that the Lenders amend the Credit Agreement to permit the existence of certain Liens filed by the PBGC in favor of any Plan.

             C. The Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

                  Accordingly, the parties hereto hereby agree as follows:

        SECTION 1. Amendments to Credit Agreement. As of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof), Section 6.2 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and inserting the following clause (d) in lieu thereof:

             "(d) (i) existing Liens listed on Schedule 6.2(d) hereto and
             (ii) additional Liens that may be imposed on the Borrower's or any Guarantor's assets in favor of any Plan pursuant to
             Section 412 of the Code to secure minimum funding contributions in respect of any Plan for the 2004 plan year, provided that the PBGC shall have agreed to subordinate such additional Liens to the Liens granted to the Collateral Agent pursuant to the Security Documents for the benefit of the Lenders, and such subordination agreement shall be satisfactory to the Required Lenders in their sole discretion."

        SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions has been met (the "Effective Date"):

             (a) execution and delivery (including by facsimile) of this Amendment by the Borrower, the Administrative Agent and the Required Lenders;

             (b) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors;




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             (c) payment of outstanding professionals' fees and expenses of the
Administrative Agent and Collateral Agent;

             (d) delivery to the Administrative Agent of a certificate of an Authorized Officer certifying that, after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Fundamental Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective; and

             (e) the Administrative Agent shall have received an executed subordination letter from the PBGC, in form and substance satisfactory to the Required Lenders, in their sole discretion, pursuant to which the PBGC agrees to subordinate all of the Liens in favor of any Plan to the Liens in favor of the Collateral Agent granted pursuant to the Security Documents.

        SECTION 3. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Fundamental Documents as fully as if made on the date hereof (but after giving effect to this Amendment).

        SECTION 4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Fundamental Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

        SECTION 5. Reaffirmation; No Novation. The Borrower expressly acknowledges and agrees that: (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Fundamental Documents and (ii) nothing in this Amendment shall affect or limit the Administrative Agent's and the Lenders' right to demand payment of liabilities owing from the Borrower to the Administrative Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Fundamental Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Fundamental Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to the terms hereof, the Credit Agreement or the other Fundamental Documents.

        SECTION 6. Ratification. Except as expressly contemplated or provided herein, the Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Fundamental Documents effective as of the date hereof.

        SECTION 7. Release. For purposes of this Section, the following terms shall have the following definitions:

             (f) "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.




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             (g) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

                  Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Fundamental Documents and this Amendment, the Borrower hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Fundamental Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Fundamental Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Fundamental Documents.

        SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

        SECTION 9. References. All references to the Credit Agreement in the Credit Agreement and the other Fundamental Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as modified hereby and as may in the future be amended, restated, supplemented or otherwise modified from time to time.

        SECTION 10. No Default. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Administrative Agent or the Lenders under the Credit Agreement.

        SECTION 11. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendment herein contained.

        SECTION 12. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

                       [SIGNATURES CONTAINED ON NEXT PAGE]




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        IN WITNESS WHEREOF, the Borrower, the Administrative Agent, and each of the Lenders has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                       BORROWER:

                       ONEIDA LTD.

                       By: /s/ PETER J. KALLET
                           -------------------
                               Name: Peter J. Kallet
                               Title: Chief Executive Officer


                       JPMORGAN CHASE BANK
                          as Administrative Agent, Collateral Agent, and Lender

                       By: /s/ ROGER ODELL
                           -------------------
                               Name: Roger Odell
                               Title: Managing Director


                       ANCHORAGE CAPITAL MASTER OFFSHORE, LTD., as Lender

                       By: Anchorage Advisors, L.L.C., its advisor
                       By: Anchorage Advisors Management, L.L.C.,
                             its managing member

                       By: /s/ ANTHONY DAVIS
                           -------------------
                               Name:  Anthony Davis
                               Title: Member


                       BANK OF AMERICA, NA, as Lender

                       By: /s/ LAURA T. SWEET
                           ------------------
                               Name:  Laura T. Sweet
                               Title: Assistant Vice President


                       BARCLAYS BANK PLC., as Lender

                       By: /s/ STEVEN J. LUNDBERG
                           ----------------------
                               Name: Steven J. Lundberg
                               Title: Director




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                       CARGILL FINANCIAL SERVICES
                       INTERNATIONAL, INC., as Lender

                       By: /s/ KIRK OGREN
                           -------------------
                               Name:  Kirk Ogren
                               Title: Investment Manager

                       By: /s/ CHRISTOPHER J. HEDBERG
                           --------------------------
                               Name: Christopher J. Hedberg
                               Title: Operations Manager


                       FLEET NATIONAL BANK, as Lender

                       By: /s/ DANIEL D. BUTLER
                           --------------------
                               Name: Daniel D. Butler
                               Title: Vice President


                       BANC OF AMERICA STRATEGIC SOLUTIONS, INC., as Lender

                       By: /s/ DANIEL D. BUTLER
                           --------------------
                               Name:  Daniel D. Butler
                               Title: Vice President




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               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Amendment No. 1 (the "Amendment") to the Second Amended and Restated Credit Agreement, dated as of August 9, 2004 (as heretofore amended, the "Credit Agreement"), among Oneida Ltd., as borrower, the lenders from time to time party thereto (the "Lenders"), and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, (ii) consents to the execution and delivery of the Amendment by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Amended and Restated Consolidated Subsidiary Guarantee Agreement dated as of August 9, 2004 (the "Guarantee") executed by it, (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment, (v) acknowledges and agrees that there exists no right of offset, defense, counterclaim, claim or objection in favor of such Guarantor arising out of or with respect to any of the Loans (as defined in the Credit Agreement) or other obligations of such Guarantor owed to the Administrative Agent or the Lenders under the Credit Agreement, the Guarantee or the other Fundamental Documents (as defined in the Credit Agreement), and (vi) agrees to take such further actions as the Administrative Agent shall reasonably require in connection with the Amendment and to evidence the waivers therein contained. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


                       [SIGNATURES CONTAINED ON NEXT PAGE]




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          IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent, Reaffirmation and Agreement as of the 15th day of October, 2004.

                                          BUFFALO CHINA, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          THC SYSTEMS, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          ENCORE PROMOTIONS, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          DELCO INTERNATIONAL, LTD.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          SAKURA, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          KENWOOD SILVER COMPANY, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          ONEIDA SILVERSMITHS, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          ONEIDA FOOD SERVICE, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------




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                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer

                                          ONEIDA INTERNATIONAL, INC.

                                          By: /s/ PETER J. KALLET
                                              -------------------
                                                  Name:  Peter J. Kallet
                                                  Title: Chief Executive Officer